SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 26, 2001

MRV COMMUNICATIONS, INC.
(NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	06-1340090 (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

20415 NORDHOFF STREET CHATSWORTH, CA (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	91311 (ZIP CODE)

ISSUER’S TELEPHONE NUMBER: (818) 773-0900

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5. Other Events
Item 7. Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99.1

Item 5. Other Events

     On September 26, 2001, Luminent, Inc., registrant’s 92.3% owned subsidiary, issued a press release announcing a revised outlook for its quarter ended September 30, 2001. A copy of that press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

99.1	Press Release dated September 26, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 1, 2001

MRV COMMUNICATIONS, INC

By: /s/ NOAM LOTAN

Noam Lotan President and Chief Executive Officer

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